UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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U.S. Global Investors Funds
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT INFORMATION REGARDING YOUR INVESTMENT

Frank E. Holmes
Chief Executive Officer and Trustee,
U.S. Global Investors Funds

U.S. GLOBAL INVESTORS FUNDS

October 31, 2013

Dear Shareholder:

We are writing to cordially invite you to a special meeting of shareholders (the “Meeting”) to take place on December 2, 2013, at 2:00 p.m. Central Time, at the offices of U.S. Global Investors, Inc., located at 7900 Callaghan Road, San Antonio, Texas 78229. The Meeting has been proposed to ask for your vote on an important proposal relating to the U.S. Government Securities Savings Fund (the “Fund”), a series of the U.S. Global Investors Funds. The proposal language can be found on the Meeting Notice and is detailed within the Proxy Statement.

The Fund’s Board of Trustees (the “Board”), including the independent trustees, after careful consideration of the investment objective, strategies, and restrictions of the Fund and the Fund’s current and potential yields as a money market fund, is recommending that the Fund move in a new direction. The accompanying Notice of Meeting and Proxy Statement present a proposal which would eliminate the Fund’s fundamental investment policy that requires best efforts to maintain a constant net asset value of one dollar per share. THE BOARD IS RECOMMENDING CHANGING THE FUND FROM A MONEY MARKET FUND THAT SEEKS TO MAINTAIN A NET ASSET VALUE OF $1.00 PER SHARE BY INVESTING IN SECURITIES ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT TO AN ULTRASHORT FUND WITH A FLUCTUATING NET ASSET VALUE INVESTING IN SECURITIES ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT.

The Fund’s assets have steadily declined over the years and, under current and foreseeable market conditions, its asset base will likely remain stagnant or experience further outflows if it maintains its current investment objective and strategies.  In addition, the Adviser has been voluntarily reimbursing the

Fund’s expenses to maintain a positive yield on the Fund and the Adviser is no longer willing to continue this subsidy.  We believe that changing the Fund’s investment objective and strategy would provide the opportunity to deliver better returns over the long term, which could make the Fund more attractive to both current and new investors, resulting in an increase in Fund assets. Although there can be no assurance that the Fund will achieve these goals, by investing in higher-yielding, longer term securities, it is our hope that shareholders should receive more income (albeit with more interest rate risk and principal volatility).

If the proposal eliminating the Fund’s fundamental investment policy is approved by shareholders, the Board will authorize and direct that the Fund (1) change its name to the Ultrashort U.S. Government Bond Fund, and (2) change its investment objective to seek to achieve a total return with current income.  In addition, management expects to make certain changes to the investment strategies to increase the Fund’s dollar-weighted average effective maturity to be around two and a half years or less, with a maximum of three years or less.  After this conversion, the Fund will no longer be subject to the money market fund restrictions under the Investment Company Act of 1940 and thus, in exchange for some increase in interest rate/principal volatility risk, you may receive a slightly higher yield on your investment.

After careful consideration, the Board recommends that you vote “FOR” the proposal.

We need your instructions and urge you to review the enclosed materials thoroughly. Once you have determined how you would like to vote, please vote promptly by utilizing one of our convenient voting options:  (1) vote by telephone, (2) record your voting instructions through the Internet, or (3) complete the enclosed proxy card and return it to us in the postage paid return envelope provided. Alternatively, you may cast your vote in person by appearing at the Meeting. Specifics regarding each of these voting options can be found on the enclosed voting instruction form.

We realize that you, like most people, lead a busy life and may be tempted to put this Proxy Statement aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration we expect you will give to these important matters. If you have questions about the proposal, please call [     ], our proxy solicitor, at [   ], or contact your financial adviser. Thank you for your continued support of the U.S. Global Investors Funds.

Sincerely yours,

Frank E. Holmes
Chief Executive Officer and Trustee
U.S. Global Investors Funds

2

U.S. GLOBAL INVESTORS FUNDS

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the Fund:

Notice is hereby given that the U.S. Government Securities Savings Fund (the “Fund”), a series of the U.S. Global Investors Funds (the “Trust), will hold a special meeting of shareholders on December 2, 2013, at 2:00 p.m., Central Time, at 7900 Callaghan Road, San Antonio, Texas 78229, as adjourned from time to time (the “Meeting”).  The Meeting is being held for the following purpose:

•                  To approve the elimination of the Fund’s fundamental investment policy that requires best efforts to maintain a constant net asset value of one dollar per share.

After careful consideration, the Board recommends that you vote “FOR” the proposal.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of the Fund at the close of business on October 17, 2013 (the “Record Date”) are entitled to notice of, and to vote at, this Meeting and at any adjournments or postponements thereof.

In the event that a quorum is present but sufficient votes in favor of this proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies as to this proposal. Any adjournment of the Meeting for the further solicitation of proxies as to the proposal will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies they are entitled to vote in their discretion as to any such adjournment. A shareholder vote may be taken on the proposal in the Proxy Statement prior to such adjournment.

U.S. GLOBAL INVESTORS FUNDS

By Order of the Trustees,

/s/ Susan B. McGee
Susan B. McGee
Secretary

October 31, 2013

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

U.S. GOVERNMENT SECURITIES SAVINGS FUND

a series of

U.S. Global Investors Funds

7900 Callaghan Road

San Antonio, Texas 78229

1-800-873-8637

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

to be held December 2, 2013

This Proxy Statement is furnished by the Board of Trustees of U.S. Global Investors Funds (the “Trust”), on behalf of the U.S. Government Securities Savings Fund (the “Fund”), a series of the Trust, with respect to the following proposal (the “Proposal”):

•                  To approve the elimination of the Fund’s fundamental investment policy that requires best efforts to maintain a constant net asset value of one dollar per share.

It is expected that this Proxy Statement, the Notice of Special Meeting of Shareholders, and the enclosed proxy card will be sent to shareholders on or about October 31, 2013.

INTRODUCTION

Why is the meeting being held?

At the special meeting of shareholders (the “Meeting”), shareholders of the Fund will be asked to approve the elimination of a fundamental investment policy of the Fund that requires best efforts to maintain a constant net asset value of one dollar per share (the “Policy”).  In addition, such other business, not currently contemplated, that may properly come before the Meeting or any adjournment(s) thereof may be transacted in the discretion of the proxies or their substitutes.

Why did you send me this booklet?

The Trust is soliciting voting instructions from shareholders invested in the Fund in connection with the elimination of the Policy.

You have received this Proxy Statement because you are invested in the Fund. As such, you have the right to give voting instructions on shares of the Fund, if your voting instructions are properly submitted and received prior to the Meeting.

This booklet also includes certain information about related changes to the Fund’s name, investment objective and strategies, subject to successful conclusion of the proxy solicitation.

Who is asking for my vote?

The Board of Trustees of the Trust (the “Board”) is soliciting your vote for the Meeting of the Fund’s shareholders.

Who is eligible to vote?

Shareholders with an investment in shares of the Fund as of the close of business on October 17, 2013 (the “Record Date”) are eligible to vote or instruct the proxy solicitor as to how to vote their shares.

How do I vote?

Shareholders can vote in one of four ways:

•                  by mail with the enclosed proxy card (be sure to sign, date and return it in the enclosed postage-paid envelope),

•                  through the website listed in the proxy voting instructions,

•                  by telephone using the toll-free number listed in the proxy voting instructions, or

•                  in person at the Meeting on December 2, 2013.

Will my vote make a difference?

Your vote is needed to ensure that the Proposal can be approved. Additionally, your immediate response will help save on the costs of any future solicitations for these shareholder votes. We encourage all shareholders to participate in the governance of the Fund.

If I send in my voting instructions now as requested, can I change my vote later?

Yes, you may change your vote, including proxies given by telephone or over the Internet, at any time before the Meeting by submitting a subsequent proxy or by sending a written revocation to the Secretary of the Trust at 7900 Callaghan Road, San Antonio, Texas 78229.

Whom should I call about additional information relating to this Proxy Statement?

For additional information, please call [     ], the Fund’s proxy solicitor, at [    ], or contact your financial adviser.

When and where will the Meeting be held?

The Meeting is scheduled to be held at the offices of U.S. Global Investors, Inc. (the “Adviser”),  7900 Callaghan Road, San Antonio, Texas 78229 on December 2, 2013 at 2:00 p.m., Central Time and, if the Meeting is adjourned or postponed, at any adjournment(s) or postponement(s) of the Meeting.

How can I obtain more information about the Fund?

Additional information about the Fund is available in the Fund’s prospectus, statement of additional information, semi-annual report, and annual report to shareholders.  Copies of the Fund’s annual and semi-annual reports have previously been mailed to shareholders.  This Proxy Statement should be read in conjunction with the annual and semi-annual reports.  You can obtain copies of those reports, without charge, by writing to the Trust at 7900 Callaghan Road, San Antonio, Texas 78229, by calling 1-800-873-8637 or by visiting www.usfunds.com.

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” the Proposal.

THE PROPOSAL - ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICY

What is the Proposal?

At a regular meeting of the Board held on August 23, 2013, the Board, including those trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved the Adviser’s proposal to eliminate the Fund’s Policy, which requires best efforts to maintain a constant net asset value, and directed that the Proposal be submitted to the Fund’s shareholders for approval.

What are the reasons for the proposed elimination of the Policy?

We are seeking your vote in order to facilitate a proposed conversion of the Fund, which is currently a money market fund, into an ultrashort fund (the “Ultrashort Fund”) (the “Conversion”). We are proposing the Conversion to:

•                  offer the opportunity for a higher yield to Fund shareholders than is currently being received, without any increased exposure to credit risk; and

•                  take advantage of the greater flexibility afforded by a non-money market fund.

If approved, you will be a shareholder of a fund that does not maintain a stable $1.00 net asset value and that is subject to greater interest rate/increased principal volatility risk.

More specifically, in order to take the steps required to convert the Fund into the Ultrashort Fund, we are seeking your approval of the following Proposal that affects the Fund:

•                  to approve the elimination of the Fund’s fundamental investment policy that requires best efforts to maintain a constant net asset value of one dollar per share.

Because the Policy is characterized as “fundamental,” its elimination requires Board and shareholder approval.  At its regular quarterly meeting held on August 23, 2013, the Board approved the elimination of the Policy and directed that the Proposal be put before shareholders for approval.

What are the reasons for the Conversion?

For a number of years, interest rates have been at historically low levels, which means that the Fund has been investing in low-yielding money market instruments. As a result, shareholders in the Fund have received relatively low yields in comparison to those recently received by investors in certain non-money market funds.  Further, the Adviser has been voluntarily reimbursing the Fund’s expenses to maintain a positive yield on the Fund and has indicated that it is no longer willing to continue this subsidy.  By converting the Fund into a fund with longer maturity limitations, it is the Adviser’s expectation that shareholders will benefit from higher yields while taking on only moderately more interest rate risk/principal volatility.

The Conversion will allow shareholders to own a fund that may invest more broadly than a money market fund but that still seeks to maximize income while preserving capital. Although it will not be characterized as a money market fund subject to the money market fund restrictions under the 1940 Act and, therefore, will not be required to maintain a stable net asset value, the Ultrashort Fund will have a similar investment objective to the Fund and will likely provide a better opportunity for return on shareholders’ investments. In addition, like the Fund, the Ultrashort Fund will invest 100% of its assets in U.S. government securities.  However, the Ultrashort Fund’s investments will have longer maturities and thus more interest rate risk. The Conversion could create better efficiencies for the portfolio management team and perhaps lower expenses for the Ultrashort Fund as assets grow, which would benefit all shareholders of the Ultrashort Fund, including current shareholders of the Fund who retain their investment in the UltraShort Fund after the Conversion.

The costs of the Conversion, including the costs of the Meeting, the proxy solicitation or any adjourned session, are estimated to be $45,000 and will be the responsibility of the Fund but, because the Adviser is currently reimbursing a substantial portion of the Fund’s expenses, the costs will effectively be borne by the Adviser.

How is the Conversion to be effected if the Fund’s shareholders approve the Proposal?

If the elimination of the Policy is approved by shareholders, a supplement to the Fund’s prospectus and statement of additional information will be filed to highlight any changes being made to the name, investment objective and strategies as part of the Conversion.  Both the Ultrashort Fund and the Fund only invest in U.S. government securities, but the Ultrashort Fund will invest in securities with longer maturities.  Therefore, the average maturity of the Ultrashort Fund is expected to be two and a half years or less, and the net asset value will fluctuate daily. Therefore, as current instruments in the portfolio mature, the Adviser will begin to invest in instruments with slightly longer maturities.  As a technical matter, as part of the Conversion, the Fund will effectuate a reverse split whereby shareholders will receive one share of the Ultrashort Fund for every two shares of the Fund owned as of the Record Date.  This reverse split will not impact the value of your investment (i.e., the dollar amount of your investment in the Ultrashort Fund will be equal to the dollar amount of your ownership in the Fund as of the Record Date.)

How will the investment objective, principal investment strategies and principal risks of the Fund change after its Conversion into the Ultrashort Fund?

The investment objective of the Ultrashort Fund will be similar to that of the Fund and, as is the case with the Fund, the investment objective of the Ultrashort Fund will be non-fundamental, which means that it may be changed by vote of the Trustees and without shareholder approval, upon 60 days’ notice. The investment strategies of the Ultrashort Fund will also be similar to those of the Fund except with respect to maturity requirements, and the Ultrashort Fund will not be a money market fund and its investments will not be required to comply with the money market fund requirements under the 1940 Act.  Rather than continuing the Fund’s strategy of maintaining an average maturity of 60 days or less, the Ultrashort Fund’s dollar-weighted average maturity is expected to be two and a half years or less (and will be limited to three years or less). However, like the Fund, the Ultrashort Fund will continue to invest 100% of its assets in U.S. government securities.

The following table compares the Fund’s investment objective and principal investment strategies to those anticipated for the Ultrashort Fund:

	U.S. Government Securities Savings Fund (Current Fund)	Ultrashort U.S. Government Bond Fund (New Fund)
Investment Objective	The investment objective of the fund is to seek to achieve a consistently high yield with safety of principal.	The investment objective of the fund is to seek to achieve a consistent total return with current income.

Investment Strategies

Under normal market conditions, the U.S. Government Securities Savings Fund invests at least 80% of its net assets in United States Treasury debt securities and obligations of agencies and instrumentalities of the United States, including repurchase agreements collateralized with such securities.

Under normal market conditions, the Ultrashort U.S. Government Bond Fund invests at least 80% of its net assets in United States Treasury debt securities and obligations of agencies and instrumentalities of the United States, including repurchase agreements collateralized with such securities.

The fund seeks to provide a stable net asset value of $1 per share by investing in highly liquid securities and by maintaining an average maturity of 60 days or less. However, there can be no assurance that it can always do so (the fund is measured in accordance with Securities and Exchange Commission rules applicable to money market funds).

Although the value of the fund’s shares will fluctuate, the Adviser seeks to manage the magnitude of fluctuations by limiting the fund’s dollar-weighted average effective maturity to three years or less. Under normal market conditions and over time the fund’s dollar-weighted average maturity is expected to be two and a half years or less.

In selecting investments, the Adviser’s analysis encompasses an interest rate forecast that considers such factors as economic growth and the current inflation outlook. After establishing an interest rate outlook, the Adviser applies a process of selecting bonds for the fund’s portfolio, which analyzes yields, maturities and bond ratings of particular bonds.

In selecting investments, the Adviser’s analysis encompasses an interest rate forecast that considers such factors as economic growth, inflation expectations and expected monetary policy actions. After establishing an interest rate outlook, the Adviser applies a process of selecting bonds for the fund’s portfolio, which analyzes yields, maturities and credit quality of particular bonds.

The Ultrashort U.S. Government Bond Fund invests in various United States government agencies, which, while chartered or sponsored by acts of Congress, are neither issued or guaranteed by the United States Treasury. Each of these agencies, which include the Federal Home Loan Bank, the Federal Farm Credit

Bank and the Tennessee Valley Authority, is supported by its own credit.

As described above, there are some differences between the investment objectives and strategies of the Fund and the Ultrashort Fund. Unlike the Fund, the Ultrashort Fund will not be required to seek to maintain a constant net asset value of $1.00 per share. However, like the Fund, the Ultrashort Fund will invest 100% of its net assets in U.S. Government securities.  Both the Ultrashort Fund and the Fund only invest in U.S. government securities, but the average maturity of the Ultrashort Fund is expected to be two years and a half or less, and its net asset value will be calculated daily.

The principal risks to which the Fund and Ultrashort Fund are each subject are similar as well, although there are some differences stemming from the variations in average maturities of their portfolios.  Because the Ultrashort Fund may invest in instruments with slightly longer maturities than the Fund, it will also be subject to slightly more interest rate risk/principal volatility. The following table lists the principal risks of investing in each of the Fund and Ultrashort Fund. Although the Fund seeks to preserve the value of its shareholders’ investments at $1.00 per share, there can be no guarantee that it will be able to maintain this value and, therefore, it is possible to lose money by investing in the Fund. The Ultrashort Fund will not be characterized as a money market fund and thus will not seek to maintain a constant net asset value of $1.00 per share, so the value of its shares will fluctuate based on the value of the investments that it holds and, therefore, it is also possible to lose money by investing in the Ultrashort Fund.

U.S. Government Securities Savings Fund (Current Fund)	Ultrashort U.S. Government Bond Fund (New Fund)

Main Risk. The fund is designed for investors who primarily seek current income. The fund is not intended to be a complete investment program, and there is no assurance that its investment objectives can be achieved. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

Main Risk. The fund is designed for investors who primarily seek current income. The fund is not intended to be a complete investment program, and there is no assurance that its investment objectives can be achieved. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to manage the magnitude of NAV fluctuations by limiting the fund’s dollar-weighted average effective maturity to three years or less, it is possible to lose money by investing in the fund.

Risk of Investing In Government Agencies. The fund invests in various United States government agencies, which, while chartered or sponsored by acts of Congress, are neither issued nor guaranteed by the United States Treasury. Each of these agencies, which include the Federal Home Loan Bank, the Federal Farm Credit Bank and the Tennessee Valley Authority, is supported by its own credit. However, the Federal Home Loan Bank is also supported by the ability of the United States Treasury to buy up to $4 billion of

Risk of Investing In Government Agencies. The fund invests in various United States government agencies, which, while chartered or sponsored by acts of Congress, are neither issued nor guaranteed by the United States Treasury. Each of these agencies, which include the Federal Home Loan Bank, the Federal Farm Credit Bank and the Tennessee Valley Authority, is supported by its own credit. However, the Federal Home Loan Bank is also supported by the ability of the United States Treasury to buy up to $4 billion of debt of the

debt of the agency. Also, the Tennessee Valley Authority has a credit line of $150 million with the United States Treasury.	agency. Also, the Tennessee Valley Authority has a credit line of $150 million with the United States Treasury.

Income Risk. The fund is subject to income risk, which is the risk that a fund’s dividends (income) will decline due to falling interest rates.	Income Risk. The fund is subject to income risk, which is the risk that a fund’s dividends (income) will decline due to falling interest rates.

Inflation Risk. The fund’s yields will vary as the short-term securities in their portfolios mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of a fund’s yield may be eroded by inflation.

Inflation Risk. The fund’s yields will vary as the short-term securities in their portfolios mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of a fund’s yield may be eroded by inflation.

Issuer Risk. There is a possibility that an issuer of a security could be unable to make interest payments or repay principal. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value.

Issuer Risk. There is a possibility that an issuer of a security could be unable to make interest payments or repay principal. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value.

Interest Rate Risk. Debt securities may fluctuate in value due to changes in interest rates. Typically, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with relatively longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

The Fund has other investment policies, practices and restrictions which, together with its related risks, are also set forth in its prospectus and statement of additional information.  In the event that the Proposal is approved by shareholders, the Fund’s prospectus and statement of additional information will be supplemented to set forth any of the Ultrashort Fund’s investment policies, practices and restrictions that differ from those of the Fund.

While the Ultrashort Fund’s average maturity will normally be two and a half years or less, it will have a longer average maturity than that of the Fund.

After the Conversion, will I be able to purchase, exchange and redeem shares and receive distributions in the same way?

After the Conversion, you will be able to redeem and exchange the Ultrashort Fund shares that you receive and you will receive distributions on those shares. You will also be able to purchase additional shares of the Ultrashort Fund.

Unlike the Fund, the Ultrashort Fund does not offer check writing as a service. Therefore, as an Ultrashort Fund shareholder, you will not be able to redeem shares of the Ultrashort Fund by writing a check. Checks written on the Fund will be processed through December 6, 2013, but, after that date, checks will no longer be processed and will be returned to the shareholder.

How will the Conversion affect the management of my investment?

The Conversion will not have a substantial effect on the day-to-day management of your investment. The Ultrashort Fund will have the same investment adviser and investment management team as the Fund.  However, unlike the Fund, the Ultrashort Fund will not be a money market fund.  As such, certain changes will be made to its investment objective and investment strategies in order to effect the Conversion.  Thereafter, the Ultrashort Fund will not seek to maintain a constant net asset value of $1.00 per share and will not be subject to the money market restrictions under the 1940 Act.  As such, the value of the Ultrashort Fund’s shares will fluctuate based on the value of the investments that it holds, and it will therefore be possible to lose money by investing in the Ultrashort Fund.

What are the tax consequences of the Conversion?

The Conversion is designed to be tax-free to you, the Fund, and the Ultrashort Fund.

Will the Conversion result in any fee changes?

The Conversion itself will not result in any changes in fees. The Adviser has agreed to continue to voluntarily limit total fund operating expenses of the Ultrashort Fund to 0.45% of net assets through May 1, 2014. Please see the Appendix for a table showing the current and pro forma fees and examples.

What is the anticipated timing of the Conversion?

The Meeting is scheduled for December 2, 2013. If the necessary approval is obtained, the Conversion would occur on or about December 23, 2013.

Who will pay the costs of the Conversion?

The Fund is responsible for the costs of the Conversion but, because the Adviser is currently reimbursing a substantial portion of the Fund’s expenses, the costs will effectively be borne by the Adviser.  These expenses include legal costs and the costs of printing, mailing, tabulating, and soliciting proxies, as well as the internal costs of personnel necessary to plan, prepare, and execute the Conversion. It is anticipated that these costs will be approximately $45,000.

What is the required vote?

Approval of this Proposal will require a “FOR” vote by a “majority of the outstanding voting securities,” as provided in the 1940 Act, which means that a “FOR” vote is required of the lesser of (i) more than 50 percent of the outstanding shares of the Fund or (ii) 67 percent or more of the shares present at the Meeting, if more than 50 percent of the outstanding shares are present at the Meeting in person or by proxy.

What happens if the Fund’s shareholders do not approve the Proposal?

If the Fund’s shareholders do not approve the Proposal, the Fund will continue to be managed in accordance with its current investment objective and policies, and the Board will determine what other action, if any, should be taken.

What is the recommendation of the Board?

The Board recommends that shareholders vote “FOR” the Proposal.

ADDITIONAL INFORMATION

Certain of the Fund’s Service Providers

Investment Adviser. U.S. Global Investors Inc., 7900 Callaghan Road, San Antonio, Texas 78229, furnishes investment advice and manages the Fund’s affairs.

Principal Underwriter. U.S. Global Brokerage, Inc. (the “Distributor”), 7900 Callaghan Road, San Antonio, Texas 78229, is the exclusive agent for distribution of shares of the Fund. The Distributor is a subsidiary of the Adviser.

Administrator. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as custodian, fund accountant, and administrator for the Fund.

Brokerage Commissions. The Fund paid no brokerage commissions during the fiscal year ended December 31, 2012, and, therefore, no commissions were executed through any affiliated broker of the Fund.

Voting Information

Proxy Solicitation. The principal solicitation of proxies will be by the mailing of this Proxy Statement on or about October 31, 2013, but proxies may also be solicited by telephone and/or in person by representatives of the Trust, regular employees of the Adviser, its affiliates, or a proxy solicitor, a private proxy services firm.  If we have not received your vote as the date of the Meeting approaches, you may receive a call from these parties to ask for your vote.  Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

The costs of the Meeting, including the costs of retaining a proxy solicitor, preparation and mailing of the notice, Proxy Statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by the Adviser since the Adviser is currently reimbursing a substantial portion of the Fund’s expenses.  The estimated cost of retaining a proxy solicitor is approximately $12,000.  Per the arrangement made between the Adviser and the proxy solicitor, the proxy solicitor will act as overall manager of the proxy process and will provide mailing, tabulation, and solicitation services.

Shareholder Voting. Shareholders of the Fund who own shares as of the Record Date will be entitled to notice of, and to vote at, the Meeting.  Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. As of the Record Date, [     ] shares of the Fund were issued and outstanding, representing the same number of votes.

As of the Record Date, the Trustees and officers, as a group, owned less than 1% of the outstanding shares of the Fund, and there were no persons who were known to control the Fund.   As of the Record Date, the Adviser owned beneficially or of record 11% of the Fund’s outstanding shares and anticipates voting such shares for the Proposal.

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “nonvotes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly. For purposes of the Proposal, abstentions and broker nonvotes will have the effect of a “NO” vote.

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received properly executed.  If we receive your proxy and it is executed properly, but you give no voting instructions with respect to the Proposal, your shares will be voted “FOR” the Proposal.  The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, Internet or telephone by following the enclosed instructions.  If you vote by telephone or Internet, please do not return your proxy card unless you later elect to change your vote. You may revoke your proxy (1) at any time prior to its exercise by written notice of its revocation to the Secretary of the Trust prior to the Meeting, (2) by the subsequent execution and return of another proxy prior to the Meeting, or (3) by being present and voting in person at the Meeting and giving oral notice of revocation to the chairman of the Meeting. However, attendance in-person at the Meeting, by itself, will not revoke a previously-tendered proxy.

Required Vote. Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, provided a quorum is present. The term “majority of the outstanding voting securities,” as defined in the 1940 Act, and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of the Fund.  With respect to the Trust, a quorum to conduct business consists of 30% of the shares of the Fund entitled to vote at a shareholder meeting. Lesser numbers are sufficient for adjournments.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Fund of their desire to receive multiple copies of the shareholder reports and proxy statements that the Fund sends.  If you would like to receive an additional copy, please contact the Fund by writing to the Fund or by calling 1-800-873-8637.  The Fund will then promptly deliver a separate copy of the Proxy Statement to the requesting shareholder residing at an address to which only one copy was mailed.  Shareholders wishing to receive separate copies of the Fund’s shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Shareholder Proposals

As a general matter, the Trust does not hold annual meetings of shareholders.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposal to the Secretary of the Trust at 7900 Callaghan Road, San Antonio, Texas 78229.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean that the proposal will be included.  Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Other Matters to Come Before the Meeting

The Board is not aware of any matters that will be presented for action at the Meeting other than those set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares with respect to any such other matters in accordance with their best judgment in the interest of the Fund.

To ensure the presence of a quorum at the Meeting, prompt execution and return of the enclosed proxy is requested.  A self-addressed, postage-paid envelope is enclosed for your convenience.

By Order of the Board of Trustees,

/s/ Susan B. McGee

Susan B. McGee

Secretary

Appendix

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table below are based on the expenses for the fiscal year ended December 31, 2012. Future expenses may be greater or less. The table also shows the pro forma expenses of the Ultrashort Fund assuming consummation of the Conversion.

	U.S. Government Securities Savings Fund	Ultrashort Fund pro forma(1)
Shareholder Fees
(fees paid directly from your investment)	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.50%	0.50%
Distribution and/or service (12b-1) fees	None	None
Other expenses	0.37%	0.35%
Total annual fund operating expenses	0.87%	0.85%

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return and the fund’s operating expenses remain the same. Pro forma expenses are included assuming consummation of the Conversion. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	If you redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Government Securities Savings Fund	$99	$288	$492	$1,083
Ultrashort Fund, pro forma(1)	$97	$281	$481	$1,059

	If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Government Securities Savings Fund	$89	$278	$482	$1,073
Ultrashort Fund, pro forma(1)	$87	$271	$471	$1,049

(1) The pro forma expenses do not account for differences in minimum account balance fees or differences in costs for confirmations and account statements.  In addition, no assumptions were made regarding the quantity of shareholder transactions.

PROXY CARD

U.S. Global Investors Funds

U.S. Government Securities Savings Fund

7900 Callaghan Road

San Antonio, Texas 78229

THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
FOR A SPECIAL MEETING OF SHAREHOLDERS, DECEMBER 2, 2013

A special meeting of shareholders will be held at 7900 Callaghan Road, San Antonio, Texas 78229, on Monday, December 2, 2013, at 2:00 p.m. Central Time.  At this meeting, you will be asked to vote on the proposal described in the enclosed Proxy Statement. The undersigned hereby appoints Susan B. McGee and Jeffrey M. Gershon, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the special meeting of shareholders to be held on December 2, 2013, or any adjournment or adjournments thereof.

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the proposal (set forth on the reverse side of this proxy card) has been proposed by the Board of Trustees.

The Board of Trustees recommends that shareholders vote “FOR” the proposal.

[ADDRESS LINE 1] [ADDRESS LINE 2] [ADDRESS LINE 3] [ADDRESS LINE 4]

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, the signature should be that of a duly authorized individual who should state his or her title.

[ADDRESS LINE 5]
[ADDRESS LINE 6]
[ADDRESS LINE 7]	Signature	Date

	Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

  FOLD HERE  

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. INTERNET:	Log on to [ ]. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.	Your Control Number: 1234 5678 1231
2. TOUCHTONE PHONE:	Simply dial toll-free [ ] and follow the automated instructions. Please have this proxy card available at the time of the call.
3. MAIL:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you should have questions about the enclosed proxy material or would like assistance executing your vote, please call toll-free [    ].  Representatives are available Monday through Friday between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.  If you are interested in viewing the Proxy Statement online, it can be found at [   ] after entering the above control number.

TAGID: “TAG ID”	CUSIP: “CUSIP”

PROXY CARD

U.S. Global Investors Funds

U.S. Government Securities Savings Fund

7900 Callaghan Road

San Antonio, Texas 78229

THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
FOR A SPECIAL MEETING OF SHAREHOLDERS, DECEMBER 2, 2013

Properly executed proxies will be voted as specified.  If no specification is made, such shares will be voted “FOR” the proposal set forth below and detailed within the Proxy Statement.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:

PROPOSAL:

•                  To approve the elimination of the Fund’s fundamental investment policy that requires best efforts to maintain a constant net asset value of one dollar per share.

FOR	AGAINST	ABSTAIN

☐	☐	☐

PLEASE BE SURE TO SIGN ON REVERSE SIDE PRIOR TO RETURNING THIS PROXY.

Thank you for your time and consideration.

“Scanner Bar Code”

TAG ID:	CUSIP: